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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 16, 2005

Date of Earliest Event reported:  September 16, 2005

THE NEIMAN MARCUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19659 (Commission File Number)	95-4119509 (I.R.S. Employer Identification No.)

One Marcus Square 1618 Main Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip Code)

Registrant's telephone number, including area code:  (214) 741-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD.

        Attached as Exhibit 99.1 hereto and incorporated by reference herein is a presentation of certain information relating to the company, including information relating to the combination of The Neiman Marcus Group, Inc. and Newton Acquisition Merger Sub, Inc.

Item 9.01.    Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Supplemental Regulation FD Disclosure dated September 16, 2005*

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEIMAN MARCUS GROUP, INC. (Registrant)
Date: September 16, 2005	By:	/s/ T. DALE STAPLETON T. Dale Stapleton Vice President and Controller (principal accounting officer of the registrant)

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Supplemental Regulation FD Disclosure dated September 16, 2005.*

*
This exhibit is furnished by the company and is not "filed" for purposes of Section 18 of the Exchange Act. See Item 7.01 and Item 9.01

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  Item 7.01. Regulation FD.
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX